Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2021	Mar. 31, 2021
Income Taxes
Note 11—Income Taxes
The Company’s effective tax rate for the three and nine months ended December 31, 2021 was (0.01)% and (0.1)%, respectively, and the effective tax rate for three and nine months ended December 31, 2020 was 0.1%
and (0.5)%, respectively. The effective tax rate is driven by the Company’s jurisdictional earnings by location and a valuation allowance that eliminates the Company’s global net deferred tax assets.
The Company assesses the realizability of its deferred tax assets at each balance sheet date based on available positive and negative evidence in order to determine the amount which is more likely than not to be realized and records a valuation allowance as necessary.

Note 12—Income Taxes
The loss before income taxes and the related expense/(benefit) are as follows (in thousands):

	Years Ended March 31,
	2021	2020
Loss before income taxes:
United States	$(212,921)	$(69,264)
Switzerland	(424,494)	(355,422)
Bermuda	(227,471)	(105,604)
Other (1)	(33,661)	(30,696)

Total loss before income taxes	$(898,547)	$(560,986)

(1)	Primarily Greater China and United Kingdom activity

	Years Ended March 31,
	2021	2020
Current taxes:
United States	$1,365	$6,327
Switzerland	—	—
Bermuda	—	—
Other (1)	321	797

Total current tax expense	$1,686	$7,124

Deferred taxes:
United States	$—	$—
Switzerland	—	—
Bermuda	—	—
Other (1)	—	—

Total deferred tax benefit	$—	$—

Total income tax expense	$1,686	$7,124

(1)	Primarily Greater China, United States state and local and United Kingdom activity
A reconciliation of income tax provision/(benefit) computed at the Bermuda statutory rate to income tax expense reflected in the consolidated financial statements is as follows (in thousands, except percentages):

	Year Ended March 31, 2021		Year Ended March 31, 2020
Income tax benefit at Bermuda statutory rate	$—	—%	$—	—%
Foreign rate differential (1)	(150,778)	16.78%	(74,922)	13.36%
Permanent disallowed IPR&D	111,432	(12.40)%	—	—%
Nondeductible changes in the fair value of investments and loss from equity method investment	(22,472)	2.50%	20,840	(3.72)%
Nontaxable (loss) gain on deconsolidation of business	(16,438)	1.83%	29,041	(5.18)%
Permanent adjustments	2,923	(0.33)%	(20,395)	3.64%
R&D tax credits	(10,555)	1.17%	(5,990)	1.07%
Rate changes	2,443	(0.27)%	(29,238)	5.21%
Valuation allowance	85,046	(9.46)%	87,677	(15.63)%
Other	85	(0.01)%	111	(0.02)%

Total income tax expense	$1,686	(0.19)%	$7,124	(1.27)%

(1)	Primarily related to operations in Switzerland, the United Kingdom, and other jurisdictions with statutory tax rates different than the Bermuda rate.
The Company’s effective tax rates were (0.19)% and (1.27)% for the years ended March 31, 2021 and 2020, respectively, driven by the Company’s jurisdictional earnings by location and a valuation allowance that eliminates the Company’s global net deferred tax assets.

Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial reporting purposes and the comparable amounts recorded for income tax purposes. Significant components of the deferred tax assets (liabilities) at March 31, 2021 and 2020 are as follows (in thousands):

	March 31, 2021	March 31, 2020
Deferred tax assets
Research tax credits	$19,063	$6,303
Intangible assets	50,564	43,626
Net operating loss	202,906	116,619
Share-based compensation	26,623	18,413
Lease liabilities	16,638	17,194
Other	7,303	7,060

Subtotal	323,097	209,215
Valuation allowance	(303,287)	(187,831)

Deferred tax liabilities
Depreciation	(1,214)	(1,833)
Right-of-use assets	(13,908)	(15,409)
Other	(4,688)	(4,142)

Total deferred tax assets (liabilities)	$—	$—

The Company has Federal net operating losses in Switzerland, the United States, the United Kingdom and other jurisdictions in the amount of $1,181.1 million, $122.2 million, $28.6 million, and $75.8 million, respectively. The Switzerland net operating losses will expire in varying amounts between March 31, 2025 and March 31, 2028. The United States net operating losses can be carried forward indefinitely with utilization limited to 80%

of future taxable income for tax years beginning on or after January 1, 2021, while the United Kingdom and other net operating losses can be carried forward indefinitely as well, with an annual limitation on utilization. The Company has generated net operating losses from United States state and local jurisdictions in the amount of $69.7 million which will expire in varying amounts between March 31, 2035 and March 31, 2041. The Company has generated $19.1 million of research tax credit carryforwards primarily in the United States, which will expire in varying amounts between March 31, 2035 and March 31, 2041.
The Company assesses the realizability of the deferred tax assets at each balance sheet date based on available positive and negative evidence in order to determine the amount which is more likely than not to be realized and record a valuation allowance as necessary. Due to the Company’s cumulative loss position which provides significant negative evidence difficult to overcome, the Company has recorded a valuation allowance of $303.3 million as of March 31, 2021, representing the portion of the deferred tax asset that is not more likely than not to be realized. The amount of the deferred tax asset considered realizable could be adjusted for future factors that would impact the assessment of the objective and subjective evidence of the Company. For the period April 1, 2020 through March 31, 2021, the valuation allowance increased by $115.5 million primarily as a result of corresponding increases in our global net operating losses, as well as our Research Tax Credits. For the period April 1, 2019 through March 31, 2020, the valuation allowance decreased by $168.0 million primarily as a result of the Sumitomo Transaction and the deconsolidation of Sio. The Company will continue to assess the realizability of deferred tax assets at each balance sheet date in order to determine the amount, if any, required for a valuation allowance.
There are outside basis differences related to the Company’s investment in subsidiaries for which no deferred taxes have been recorded as these would not be subject to tax on repatriation as Bermuda has no tax regime for Bermuda exempted limited companies, and the United Kingdom tax regime relating to company distributions and sales generally provides for exemption from tax for most overseas profits, subject to certain exceptions.

The Company
is subject to tax and is required to file United States, United Kingdom, and Switzerland federal income tax returns, as well as income tax returns in various state, local, and foreign jurisdictions.
The Company is subject to tax examinations for tax years ended March 31, 2018 and forward in major taxing jurisdictions. Tax audits and examinations can involve complex issues, interpretations and judgments. The resolution of matters may span multiple years particularly if subject to litigation or negotiation. The Company believes it has appropriately recorded its tax position using reasonable estimates and assumptions, however, the potential tax benefits may impact the results of operations or cash flows in the period of resolution, settlement or when the statutes of limitations expire. There are no unrecognized tax benefits recorded as of March 31, 2021 and 2020.